AMENDED AND RESTATED
                    1995 STOCK PLAN FOR EMPLOYEES OF
                     TRACOR, INC. AND SUBSIDIARIES

 1. Purpose. Tracor, Inc. (the "Corporation" or "Company") desires to attract and retain employees of outstanding talent. The Stock Plan for Employees of Tracor, Inc. and Subsidiaries (the "Plan") affords eligible employees the opportunity to acquire proprietary interests in the Corporation and thereby encourages their highest levels of performance.

  2.   Scope and Duration.

    a.   Awards under the Plan may be granted in the following forms:

    (1) incentive stock options ("incentive stock options"), as provided in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and non-qualified stock options
    ("non-qualified options") (the term "options" includes incentive stock options and non-qualified options);

    (2)   shares of Common Stock of the Corporation (the "Common
    Stock") which are restricted as provided in paragraph 10.
    ("restricted shares");  or

    (3) rights to acquire shares of Common Stock which are restricted as provided in paragraph 10. ("units" or "restricted units").

       Options may be accompanied by stock appreciation rights
       ("rights").

    b. The maximum aggregate number of shares of Common Stock as to which awards of options, restricted shares, units, or rights may be made from time to time under the Plan is 2,000,000 shares. Shares issued pursuant to this Plan may be in whole or in part, as the Board of Directors of the Corporation (the "Board of Directors") shall from time to time determine, authorized but unissued shares or issued shares reacquired by the Corporation. If for any reason any shares as to which an option has been granted cease to be subject to purchase thereunder or any restricted shares or restricted units are forfeited to the Corporation, or to the extent that any awards under the Plan denominated in shares or units are paid or settled in cash or are surrendered upon the exercise of an option, then (unless the Plan shall have been terminated) such shares or units, and any shares surrendered to the Corporation upon such exercise, shall become available for subsequent awards under the Plan; provided, however, that shares surrendered by the Corporation upon the exercise of an incentive stock option and shares subject to an incentive stock option surrendered upon the exercise of a right shall not be available for subsequent award of additional stock options under the Plan.

    c. No incentive stock option shall be granted hereunder after April 25, 2005.

 3.   Administration.

    a. The Plan shall be administered by the Compensation Committee or any successor thereto of the Board of Directors of the Corporation or by such other committee (the "Committee") as determined by the Board. The Committee shall consist of not less than two members of the Board of Directors each of whom shall qualify as a "disinterested person" to administer the Plan as contemplated by Rule 16b-3, as amended, or other applicable rules under Section 16(b) of the Securities
    Exchange Act of 1934, as amended (the "Exchange Act").

    b. The Committee shall have plenary authority in its sole discretion, subject to and not inconsistent with the express provisions of this Plan:

      (1) to grant options, to determine the purchase price of the Common Stock covered by each option, the term of each option, the employees to whom, and the time or times at which, options shall be granted and the number of shares to be covered by each option;

      (2) to designate options as incentive stock options or non-qualified options and to determine which options shall be accompanied by rights;

      (3) to grant rights and to determine the purchase price of the Common Stock covered by each right or related option, the term of each right or related option, the Employees (as defined herein) to whom, and the time or times at which, rights or related options shall be granted and the number of shares to be covered by each right or related option;

      (4) to grant restricted shares and restricted units and to determine the term of the Restricted Period (as defined in paragraph 10.) and other conditions applicable to such shares or units, the Employees to whom, and the time or times at which, restricted shares or restricted units shall be granted and the number of shares or units to be covered by each grant;

      (5)   to interpret the Plan;

      (6) to prescribe, amend and rescind rules and regulations relating to the Plan;

      (7) to determine the terms and provisions of the option and rights agreements (which need not be identical) and the restricted share and restricted unit agreements (which need not be identical) entered into in connection with awards under the Plan;

       and to make all other determinations deemed necessary or advisable for the administration of the Plan.

       Without limiting the foregoing, the Committee shall have plenary authority in its sole discretion, subject to, and not inconsistent with, the express provisions of the Plan, to:

      (1) select Tracor Officers and Employees for participation in the Plan,

      (2) determine the timing, price, and amount of any grant or award under the Plan to any Employee, and

      (3)   either

         (a) determine the form in which payment of any right granted or awarded under the Plan will be made (i.e., cash, securities, or any combination thereof), or

         (b) approve the election of the Employee to receive cash in whole or in part in settlement of any right granted or awarded under the Plan.

       As used herein, the term "Tracor Officer" shall mean an officer (other than an assistant officer) of the Corporation or one of its principal subsidiaries, and any other person who may from time to time be designated an executive officer of the Corporation by its Board of Directors. "Employee" shall mean an employee of the Corporation or one of its principal subsidiaries. The term "subsidiary" means any corporation one hundred percent (100%) of the common stock of which is owned, directly or indirectly, by the Corporation.

    c. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan; provided, that the Committee may not delegate any duties to a member of the Board of Directors who, if elected to serve on the Committee, would not qualify as a "disinterested person" to administer the Plan as contemplated by Rule 16b-3, as amended, or other applicable rules under the Exchange Act. The
    Committee may employ attorneys, consultants, accountants, or other persons and the Committee, the Corporation, and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Employees who have received awards, the Corporation and all other interested persons. No member or agent of the Committee shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan or awards made thereunder, and all members and agents of the Committee shall be fully protected by the Corporation in respect of any such action, determination, or interpretation.

  4.   Eligibility;  Factors to be Considered in Making Awards.

    a. Only Employees and Outside Directors may receive awards under the Plan. An Outside Director is any director of the Company who is not an Employee or Officer of the Company or any subsidiary. Outside Directors may only receive awards under the provisions of paragraph 4.e.-4.g.

    b. In determining the Employees to whom awards shall be granted and the number of shares or units to be covered by each award, the Committee shall take into account the nature of the Employee's duties, his or her present and potential contributions to the success of the Corporation and such other factors as it shall deem relevant in connection with accomplishing the purposes of the Plan.

    c. Awards may be granted singly, in combination, or in tandem and may be made in combination or in tandem with or in replacement of, or as alternatives to, awards or grants under any other employee plan maintained by the Corporation or its subsidiaries. An award made in the form of an option, a unit or a right may provide, in the discretion of the committee, for

      (1) the crediting to the account of, or the current payment to, each Employee who has such an award of an amount equal to the cash dividends and stock dividends paid by the Corporation upon one share of Common Stock for each restricted unit, or share of Common Stock subject to an option or right, included in such award ("Dividend Equivalents"), or

      (2) the deemed reinvestment of such Dividend Equivalents and stock dividends in shares of Common Stock, which deemed reinvestment shall be deemed to be made in accordance with the provisions of paragraph 10. and credited to the Employee's account ("Additional Deemed Shares").

       Such Additional Deemed Shares shall be subject to the same restrictions (including but not limited to provisions regarding forfeitures) applicable with respect to the option, unit, or right with respect to which such credit is made. Dividend Equivalents not deemed reinvested as stock dividends shall not be subject to forfeiture, and may bear amounts equivalent to interest or cash dividends as the Committee may determine. An Employee who has been granted incentive stock options under the Plan may be granted an additional award or awards, subject to such limitations as may be imposed by the Code with respect to incentive stock options.

    d. The Committee, in its sole discretion, may grant to an Employee who has been granted an award under the Plan or any other employee plan maintained by the Corporation, one of its subsidiaries, or any successor thereto, in exchange for the surrender and cancellation of such award, a new award in the same or a different form and containing such terms, including, without limitation, a price which is different (either higher or lower) than any price provided in the award so surrendered and cancelled, as the Committee may deem appropriate.

    e. Effective April 24, 1996, each Outside Director shall receive a grant of one thousand (1,000) restricted shares of the Common Stock of the Company and options to purchase two thousand (2,000) shares of the Company. Thereafter, on January 1st of each and every year, each Outside Director then serving as a Director shall receive a grant of one thousand (1,000) restricted shares of the Common Stock of the Company ("Director Grants") and options to purchase two thousand (2,000) shares of the Common Stock of the Company ("Director Options"). All awards of Director Grants and Director Options are made pursuant to the procedures and conditions set forth in paragraph 10b.(1) of this Plan.

    f. The Restricted Period (as defined) in Paragraph 10a., shall be deemed to be six (6) months from the date of the Director Grant. The Director Options will not be exercisable for a period of not less than six (6) months from the date of the
    award, .    All other terms and conditions for the award of
    Restricted Shares and Director Options set forth herein shall apply to Director Grants or Director Options. As necessary to carry out the intent of this provision, and when required to give meaning to the specific term or conditions when applied to Director Grants or Director Options, the terms Employee and Tracor Officer, when used in this Plan, shall be deemed to also include the term Outside Director.

    g. All Grants or Options shall be issued subject to the availability of the necessary number of shares of stock being authorized and available under the Plan at the time of Grant or Option.

    5.   Option Price.

    a. The purchase price of the Common Stock covered by each option shall be determined by the Committee; provided, however, that in the case of incentive stock options, the purchase price shall not be less than 100% of the fair market value of the Common Stock on the date the option is granted. Fair market value shall mean

      (1) if the Common Stock is duly listed on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ"), the closing price of the Common Stock for the date on which the option is granted, or, if there are no sales on such date, on the next preceding day on which there were sales, or

      (2) if the Common Stock is not duly listed on NASDAQ, the fair market value of the Common Stock for the date on which the option is granted, as determined by the Committee in good faith. Such price shall be subject to adjustment as provided in paragraph 13.

       The price so determined shall also be applicable in connection with the exercise of any related right.

    b. The purchase price of the shares as to which an option is exercised shall be paid in full at the time of exercise; payment may be made in cash, which may be paid by check or other instrument acceptable to the Corporation, in shares of the Common Stock, valued at the closing price of the Common Stock as reported on NASDAQ for the date of exercise, or if there were no sales on such date, on the next preceding day on which there were sales (or, if the Common Stock is not duly listed on NASDAQ, the fair market value of the Common Stock on the date of exercise, as determined by the Committee in good faith), or, if permitted by the Committee and subject to such terms and conditions as it may determine, by surrender of outstanding awards under the Plan. In addition, the Employee shall pay any amount necessary to satisfy applicable federal, state, or local tax requirements promptly upon notification of the amount due. The Committee may permit such amount to be paid in shares of Common Stock previously owned by the Employee, or a portion of the shares of Common Stock that otherwise would be distributed to such Employee upon exercise of the option, or a combination of cash and shares of such Common Stock.

 6. Term of Options. The term of each incentive stock option granted under the Plan shall be such period of time as the Committee shall determine, but not more than ten years from the date of grant, subject to earlier termination as provided in paragraphs 11. and 12. The term of each non-qualified stock option granted under the Plan shall be such period of time as the Committee shall determine, subject to earlier termination as provided in paragraphs 11. and 12.

  7.   Exercise of Options.

     a. Each option shall become exercisable, in whole or in part, as the Committee shall determine, provided, however, that the Committee may also, in its discretion, accelerate the exercisability of any option in whole or in part at any time.

     b. Subject to the provisions of the Plan and unless otherwise provided in the option agreement, an option granted under the Plan shall become exercisable in full at the earliest of the Employee's death, Eligible Retirement (as defined below), Total Disability, or a Change in Control (as defined in paragraph 12.). For purposes of this Plan, the term "Eligible Retirement" shall mean the date upon which an Employee, having attained an age of not less than sixty-two, terminates his employment with the Corporation or a subsidiary, provided that such Employee has been employed by the Corporation, or one of its subsidiaries, or a combination thereof for a period of not less than five (5) years prior to such termination.

     c. An option may be exercised, at any time or from time to time (subject, in the case of an incentive stock option, to such restrictions as may be imposed by the Code), as to any or all full shares as to which the option has become exercisable, provided, however, that an option may not be exercised at any one time as to less than 100 shares for less than the number of shares as to which the option is then exercisable, if that number is less than 100 shares).

     d. Subject to the provisions of paragraphs 11. and 12., in the case of incentive stock options, no option may be exercised at any time unless the holder thereof is then an Employee of the Corporation or one of its subsidiaries. For purposes of this subparagraph 7.d., the term "subsidiary" shall include, as under Example (3) of Treasury Regulations Section 1.421-7(h) (3) and
     (4), any corporation which is a subsidiary of the Corporation during the entire portion of the requisite period of employment during which it is the employer of the holder.

     e. Upon the exercise of an option or portion thereof in accordance with the Plan, the option agreement and such rules and regulations as may be established by the Committee, the holder thereof shall have the rights of a shareholder with respect to the shares issued as a result of such exercise.

 8.   Award and Exercise of Rights.

 a. A right may be awarded by the Committee in connection with any option granted under the Plan, either at the time the option is granted or thereafter at any time prior to the exercise, termination or expiration of the option ("tandem right"), or separately ("freestanding right"). Each tandem right shall be subject to the same terms and conditions as the related option and shall be exercisable only to the extent the option is exercisable. No right shall be exercisable for cash by a Tracor Officer within six months from the date the right is awarded (and then, as to a tandem right, only to the extent the related option is exercisable) or, if the exercise price of the right is not fixed on the date of the award, within six months from the date when the exercise price is so fixed, and in any case only when the Tracor Officer's election to receive cash in full or partial satisfaction of the right, as well as the Tracor Officer's exercise of the right for cash, is made during a Quarterly Window Period (as defined below); provided, that a right may be exercised by a Tracor Officer for cash outside a Quarterly Window Period if the date of exercise is automatic or has been fixed in advance under the Plan and is outside the Tracor Officer's control. The term "Quarterly Window Period" shall mean the period beginning on the third business day following the date of release of each of the Corporation's quarterly and annual summary statements of sales and earnings and ending on the twelfth business day following such release; and the date of any such release shall be deemed to be the date it either:

      (1)   appears on a wire service,

      (2)   appears on a financial news service,

      (3)   appears in a newspaper of general circulation, or

      (4) is otherwise made publicly available, for example, by press releases to a wire service, financial news service, or newspapers or general circulation.

    b. A right shall entitle the Employee upon exercise in accordance with its terms (subject, in the case of a tandem right, to the surrender unexercised of the related option or any portion or portions thereof which the Employee from time to time determines to surrender for this purpose) to receive, subject to the provisions of the Plan and such rules and regulations as from time to time may be established by the Committee, a payment having an aggregate value equal to the product of

      (1)   the excess of

         (a) the fair market value on the exercise date of one share of Common Stock over

         (b) the exercise price per share, in the case of a tandem right, or the price per share specified in the terms of the right, in the case of a freestanding right, multiplied by

      (2) the number of shares with respect to which the right shall have been exercised.

       The payment may be made in the form of all cash, all shares of Common Stock, or a combination thereof, as elected by the Employee, subject (where the Employee is a Tracor Officer) to paragraph 8.a. hereof.

    c. The exercise price per share specified in a right shall be as determined by the Committee, provided that, in the case of a tandem right accompanying an incentive stock option, the exercise price shall be not less than fair market value of the Common Stock subject to such option on the date of grant.

    d. If upon the exercise of a right the Employee is to receive a portion of the payment in shares of Common Stock, the number of shares shall be determined by dividing such portion by the fair market value of a share on the exercise date. The number of shares received may not exceed the number of shares covered by any option or portion thereof surrendered. Cash will be paid in lieu of any fractional share.

    e. No payment will be required from an Employee upon exercise of a right, except that any amount necessary to satisfy applicable federal, state, or local tax requirements shall be withheld or paid promptly by the Employee upon notification of the amount due and prior to or concurrently with delivery of cash or a certificate representing shares. The Committee may permit such amount to be paid in shares of Common Stock previously owned by the Employee, or a portion of the shares of Common Stock that otherwise would be distributed to such Employee upon exercise of the right, or a combination of cash and shares of such Common Stock.

    f. The fair market value of a share shall mean the closing price of the Common Stock as reported on NASDAQ for the date of exercise, or if there are no sales on such date, on the next preceding day on which there were sales; provided, however, that in the case of rights that relate to an incentive stock option, the Committee may prescribe, by rules of general application, such other measure of fair market value as the Committee may in its discretion determine but not in excess of the maximum amount that would be permissible under Section 422 of the Code without disqualifying such option under Section 422.

    g. Upon exercise of a tandem right, the number of shares subject to exercise under the related option shall automatically be reduced by the number of shares represented by the option or portion thereof surrendered.

    h. A right related to an incentive stock option may only be exercised if the fair market value of a share of Common Stock on the exercise date exceeds the option price.

 9.   Non-Transferability of Options, Rights, and Units;  Holding
    Periods for Tracor Officers.

    a. Options, rights, and units granted under the Plan shall not be transferable by the grantee thereof otherwise than by will or the laws of descent and distribution; provided, however, that

      (1) the designation of a beneficiary by an Employee shall not constitute a transfer, and

      (2) options and rights may be exercised during the lifetime of the Employee only by the Employee or, unless such exercise would disqualify an option as an incentive stock option, by the Employee's guardian or legal representative.

    b. Notwithstanding anything contained in this Plan to the contrary,

      (1) any shares of Common Stock awarded hereunder to a Tracor Officer may not be transferred or disposed of for at least six months from the date of award thereof,

      (2) any option, right, or unit awarded hereunder to a Tracor Officer, or the shares of Common Stock into which any such option, right or unit is exercised or converted, may not be transferred or disposed of for at least six months following the date of acquisition by the Tracor Officer of such option, right, or unit, and

      (3) the Committee shall take no action whose effect would cause a Tracor Officer to be in violation of clause (1) or
         (2) above.

 10.   Award and Delivery of Restricted Shares or Restricted Units.

    a. At the time an award of restricted shares or restricted units is made, the Committee shall establish a period of time (the "Restricted Period") applicable to such award. Each award of restricted shares or restricted units may have a different Restricted Period. The Committee may, in its sole discretion, at the time an award is made, prescribe conditions for the incremental lapse of restrictions during the Restricted Period and for the lapse or termination of restrictions upon the satisfaction of other conditions in addition to or other than the expiration of the Restricted Period with respect to all or any portion of the restricted shares or restricted units. Subject to paragraph 9. hereof, the Committee may also, in its sole discretion, shorten, or terminate the Restricted Period, or waive any conditions for the lapse or termination of restrictions with respect to all or any portion of the restricted shares or restricted units. Notwithstanding the foregoing but subject to paragraph 9. hereof, all restrictions shall lapse or terminate with respect to all restricted shares or restricted units upon the earliest to occur of an Employee's Eligible Retirement, a Change in Control, death, or Total Disability.

    b.

      (1) Unless such shares are issued as uncertificated shares pursuant to subparagraph (2)(a) below, a stock certificate representing the number of restricted shares granted to an Employee shall be registered in the Employee's name but shall be held in custody by the Corporation or an agent therefor for the Employee's account. The Employee shall generally have the rights and privileges of a shareholder as to such restricted shares, including the right to vote such restricted shares, except that, subject to the provisions of paragraphs 11. and 12., the following restrictions shall apply:

         (a) the Employee shall not be entitled to delivery of the certificate until the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee;

         (b) none of the restricted shares may be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restricted Period and until the satisfaction of any other conditions prescribed by the Committee; and

         (c) all of the restricted shares shall be forfeited and all rights of the Employee to such restricted shares shall terminate without further obligation on the part of the Corporation unless the Employee has remained an Employee of the Corporation or any of its subsidiaries until the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee applicable to such restricted shares. At the discretion of the Committee,

         i) cash and stock dividends with respect to the restricted shares may be either currently paid or withheld by the Corporation for the Employee's account, and interest may be paid on the amount of cash dividends withheld at a rate and subject to such terms as determined by the Committee or

           ii) the Committee may require that all cash dividends be applied to the purchase of additional shares of Common Stock, and such purchased shares, together with any stock dividends related to such restricted shares (such purchased shares and stock dividends are hereafter referred to as "Additional Restricted Shares") shall be treated as Additional Shares, subject to forfeiture on the same terms and conditions as the original grant of the restricted shares to the Employee.

      (2) The purchase of any such Additional Restricted Shares shall be made either

         (a) through a dividend reinvestment plan that may be established by the Corporation which satisfies the requirements of Rule 16b-2 under the Exchange Act, in which event the price of such shares so purchased through the reinvestment of dividends shall be as determined in accordance with the provisions of that plan and no stock certificate representing such Additional Restricted Shares shall be in the Employee's name, or

         (b) in accordance with such alternative procedure as is determined by the Committee in which event the price of such purchased shares shall be

           i) if the Common Stock is duly listed on NASDAQ, the closing price of the Common Stock as reported on NASDAQ for the date on which such purchase is made, or if there were no sales on such date, the next preceding day on which there were sales, or

           ii) if the Common Stock is not duly listed on NASDAQ, the fair market value of the Common Stock for the date on which such purchase is made, as determined by the Committee in good faith. In the event that the Committee shall not require reinvestment, cash, or stock dividends so withheld by the Committee shall not be subject to forfeiture. Upon the forfeiture of any restricted shares (including any Additional Restricted Shares), such forfeited shares shall be transferred to the Corporation without further action by the Employee. The Employee shall have the same rights and privileges, and be subject to the same restrictions, with respect to any shares received pursuant to paragraph 13.

    c. Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee or at such earlier time as provided for in paragraphs 11. and 12., the restrictions applicable to the restricted shares (including Additional Restricted Shares) shall lapse and a stock certificate for the number of restricted shares (including any Additional Restricted Shares) with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, except any that may be imposed by law, to the Employee or the Employee's beneficiary or estate, as the case may be. The Corporation shall not be required to deliver any fractional share of Common Stock but will pay, in lieu thereof, the fair market value (determined as of the date the restrictions lapse) of such fractional share to the Employee or the Employee's beneficiary or estate, as the case may be. No payment will be required from the Employee upon the issuance or delivery of any restricted shares, except that any amount necessary to satisfy applicable federal, state, or local tax requirements shall be withheld or paid promptly upon notification of the amount due and prior to or concurrently with the issuance or delivery of a certificate representing such shares. The Committee may permit such amount to be paid in shares of Common Stock previously owned by the Employee, or a portion of the shares of Common Stock that otherwise would be distributed to such Employee upon the lapse of the restrictions applicable to the restricted shares, or a combination of cash and shares of such Common Stock.

    d. In the case of an award of restricted units, no shares of Common Stock shall be issued at the time the award is made, and the Corporation shall not be required to set aside a fund for the payment of any such award.

    e.

      (1) Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee or at such earlier time as provided in paragraphs 11. and 12., the Corporation shall deliver to the Employee or the Employee's beneficiary or estate, as the case may be, one share of Common Stock for each restricted unit with respect to which the restrictions have lapsed ("vested unit").

      (2) In addition, if the Committee has not required the deemed reinvestment of such Dividend Equivalents pursuant to paragraph 4., at such time the Corporation shall deliver to the Employee cash equal to any Dividend Equivalents or stock dividends credited with respect to each such vested unit and, to the extent determined by the Committee, the interest thereupon. However, if the Committee has required such deemed reinvestment in connection with such restricted unit, in addition to the stock represented by such vested unit, the Corporation shall deliver the number of Additional Deemed Shares credited to the Employee with respect to such vested unit.

      (3) Notwithstanding the foregoing, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only Common Stock for the vested units and related Additional Deemed Shares. If a cash payment is made in lieu of delivering Common Stock, the amount of such cash payment shall be equal to


  (a) if the Common Stock is duly listed on NASDAQ, the closing price of the Common Stock as reported on NASDAQ for the date on which the Restricted Period lapsed with respect to such vested unit and related Additional Deemed Shares (the "Lapse Date") or, if there are no sales on such date, on the next preceding day on which there were sales, or

         (b) if the Common Stock is not duly listed on NASDAQ, the fair market value of the Common Stock for the Lapse Date, as determined by the Committee in good faith.

    f. No payment will be required from the Employee upon the award of any restricted units, the crediting or payment of any Dividend Equivalents or Additional Deemed Shares, or the delivery of Common Stock or the payment of cash in respect of vested units, except that any amount necessary to satisfy applicable federal, state, or local tax requirements shall be withheld or paid promptly upon notification of the amount due. The Committee may permit such amount to be paid in shares of Common Stock previously owned by the Employee, or a portion of the shares of Common Stock that otherwise would be distributed to such Employee in respect of vested units and Additional
    Deemed Shares, or a combination of cash and shares of such Common Stock.

    g. In addition, the Committee shall have the right, in its absolute discretion, upon the vesting of any restricted shares (including Additional Restricted Shares) and restricted units (including Additional Deemed Shares) to award cash compensation to the Employee for the purpose of aiding the Employee in the payment of any and all federal, state, and local income taxes payable as a result of such vesting, if the performance of the Corporation during the Restricted Period meets such criteria as then or theretofore determined by the Committee.

    11. Termination of Employment. In the event that the employment of an Employee to whom an option or right has been granted under the Plan shall be terminated for any reason other than as set forth in paragraph 12., such option or right may, subject to the provisions of the Plan, be exercised (but only to the extent that the Employee was entitled to do so at the termination of his employment) at any time within three
    (3) months after such termination, but in no case later than the date on which the option or right terminates.

    Unless otherwise determined by the Committee, if an Employee to whom restricted shares or restricted units have been granted ceases to be an Employee of the Corporation or of a subsidiary, for any reason other than as set forth in paragraph 12., prior to the end of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee, the Employee shall immediately forfeit all restricted shares and restricted units, including all Additional Restricted Shares or Additional Deemed Shares related thereto.

    Any option, right, restricted share or restricted unit agreement, or any rules and regulations relating to the Plan, may contain such provisions as the Committee shall approve with reference to the determination of the date employment terminates and the effect of leaves of absence. Any such rules and regulations with reference to any option agreement shall be consistent with the provisions of the Code and any applicable rules and regulations thereunder. Nothing in the Plan or in any award granted pursuant to the Plan shall confer upon any Employee any right to continue in the employ of the Corporation of any of its subsidiaries or interfere in any way with the right of the Corporation or any such subsidiary to terminate such employment at any time.

 12. Eligible Retirement, Death, or Total Disability of Employee, Change in Control. If any Employee to whom an option, right, restricted share, or restricted unit has been granted under the Plan shall die or suffer a Total Disability while employed by the Corporation or one of its subsidiaries, if an Employee terminates his employment pursuant to an Eligible Retirement, of if a Change in Control should occur, such option or right may be exercised as set forth herein, or such restricted shares or restricted unit shall be deemed to be vested, whether or not the Employee was otherwise entitled at such time to exercise such option or right, or be treated as vested in such share or unit. Subject to the restrictions otherwise set forth in this Plan, such option or right shall be exercisable by the Employee, a legatee or legatees of the Employee under the Employee's last will, or by the Employee's personal representatives or distributees, whichever is applicable, at the earlier of

 a. the date on which the option or right terminates in accordance with the terms of grant, or

    b. any time prior to the expiration of three months after the date of such Employee's Eligible Retirement, his termination due to total disability, or the occurrence of a Change in Control, or, if applicable, within one year of such Employee's death.

    For purposes of this paragraph 12., "Total Disability" is defined as the permanent inability of an Employee, as a result of accident or sickness, to perform any and every duty pertaining to such Employee's occupation or employment for which the Employee is suited by reason of the Employee's previous training, education, and experience.

    A "Change in Control" shall be deemed to have occurred upon:

   a. a business combination, including a merger or consolidation, of the Company and the shareholders of the Company prior to the combination do not continue to own, directly or indirectly, more than fifty-one percent (51%) of the equity of the combined entity;

    b. a sale, transfer, or other disposition in one or more transactions (other than in transactions in the ordinary course of business or in the nature of a financing) of the assets or earning power aggregating more than forty-five percent (45%) of the assets or operating revenues of the Company and its subsidiaries, taken as a whole, to any person or affiliated or associated group of persons (as defined by Rule 12b-2 of the Exchange Act in effect as of the date hereof);

    c.   the liquidation of the Company;

    d. one or more transactions which result in the acquisition by any person or associated or affiliated group of persons (other than the Company, any subsidiary or any employee benefit plan whose beneficiaries are employees of the Company) of the beneficial ownership (as defined in Rule 13d-3 of the Exchange Act, in effect as of the date hereof) of forty percent (40%) or more of the common stock of the Company, or securities representing forty percent (40%) or more of the combined voting power of the voting securities of the Company which affiliated persons owned less than forty percent (40%) prior to such transaction or transactions; or

    e. the election or appointment, within a twelve month period, of any person or affiliated or associated group, or its or their nominees, to the Board of Directors of the Company, such that such persons or nominees, when elected, constitute a majority of the Board of Directors of the Company and whose appointment or election was not approved by a majority of those persons who were directors at the beginning of such period or whose election or appointment was made at the request of an Acquiring Person.

    An "Acquiring Person" is any person who, or which, together with all affiliates or associates of such person, is the beneficial owner of twenty percent (20%) or more of the common stock of the Company then outstanding, except that an Acquiring Person does not include the Company, any wholly owned subsidiary of the Company, or any employee benefit plan of the Company or of a subsidiary of the Company or any person holding common stock of the Company for or pursuant to such plan. For the purpose of determining who is an Acquiring Person, the percentage of the outstanding shares of the Common stock of which a person is a beneficial owner shall be calculated in accordance with Rule
    13d - e.

 13. Adjustments Upon Changes in Capitalization, etc. Notwithstanding any other provision of the Plan, the Committee may at any time make or provide for such adjustments to the Plan, to the number and class of shares available thereunder or to any outstanding options, restricted shares, or restricted units as it shall deem appropriate to prevent dilution or enlargement of rights, including adjustments in the event of distributions to holders of Common Stock other than a normal cash dividend, changes in the outstanding Common Stock by reason of stock dividends, split-ups, recapitalizations, mergers, consolidations, combinations, or exchanges of shares, separations, reorganizations, liquidations, and the like. In the event of any offer to holders of Common Stock generally relating to the acquisition of their shares, the Committee may make such adjustment as it deems equitable in respect of outstanding options, rights, and restricted units including in the Committee's discretion revision of outstanding options, rights, and restricted units so that they may be exercisable for or payable in the consideration payable in the acquisition transaction. Any such determination by the Committee shall be conclusive. No adjustment shall be made in the minimum number of shares with respect to which an option may be exercised at any time. Any fractional shares resulting from such adjustments to options, rights, limited rights, or restricted units shall be eliminated.

 14. Effective Date. The Plan as theretofore amended shall become effective as of December 27, 1991, provided that the Plan shall have been approved by Corporation's stockholders in connection with the consummation of the Joint Defense Plans of Reorganization of Tracor Holdings, Inc., et al., Jointly Administered Case No. 91-10572LK in the United States Bankruptcy Court for the Western District of Texas. The Committee may, in its discretion, grant awards under the Plan, the grant, exercise, or payment of which shall be expressly subject to the conditions that, to the extent required at the time of grant, exercise, or payment,

    a. the shares of Common Stock covered by such awards shall be duly listed, upon official notice of issuance, upon NASDAQ, and

    b. if the Corporation deems it necessary or desirable, a Registration Statement under the Securities Act of 1933 with respect to such shares shall be effective.

 15. Termination and Amendment. The Board of Directors of the Corporation may suspend, terminate, modify, or amend the Plan, provided that if any such amendment requires shareholder approval to meet the requirement of the then applicable rules under
    Section 16(b) of the Exchange Act, such amendment shall be subject to the approval of the Corporation's stockholders. If the Plan is terminated, the terms of the Plan shall, notwithstanding such termination, continue to apply to awards granted prior to such termination. In addition, no suspension, termination, modification, or amendment of the Plan may, without the consent of the Employee to whom an award shall theretofore have been granted, adversely affect the rights of such Employee under such award.

 16. Written Agreements. Each award of options, rights, restricted shares, or restricted units shall be evidenced by a written agreement, executed by the Employee and the Corporation, which shall contain such restrictions, terms and conditions as the Committee may require.

 17. Effect on Other Stock Plans. The adoption of the Plan shall have no effect on awards made, or to be made, pursuant to other stock plans covering Employees of the Corporation, its subsidiaries, or any successors thereto.